CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Eric M. Kobren, Chairman & President of Kobren Insight Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 23, 2004                  /S/ ERIC M. KOBREN
     ----------------------                 ------------------------------------
                                            Eric M. Kobren, Chairman & President
                                            (principal executive officer)


I, Eric J. Godes, Chief Financial Officer, Vice President, Treasurer & Secretary of Kobren Insight Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 23, 2004                  /S/ ERIC J. GODES
     ----------------------                 ------------------------------------
                                            Eric J. Godes, Chief Financial
                                            Officer, Vice President, Treasurer &
                                            Secretary
                                            (principal financial officer)